UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   September 6, 2004
                                                --------------------------------


                    Securitized Asset Backed Receivables LLC
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-108395               37-1472598
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

200 Park Avenue, New York, New York                                10166
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 412-4000
                                                  ------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On October 20, 2003, a registration statement on Form S-3 (the "Registration Statement") for Securitized Asset Backed Receivables LLC (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, PSA) furnished to the Company by Barclays Capital Inc. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the Securitized Asset Backed Receivables Trust 2004-OP2, Mortgage Pass-Through Certificates, Series 2004-OP2 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials, Collateral Term Sheets and Structural Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials, Collateral Term Sheets and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Computational Materials, Collateral Terms Sheet and Structural Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP2, Mortgage Pass-Through Certificates, Series 2004-OP2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SECURITIZED ASSET BACKED RECEIVABLES
                                    LLC



      September 9, 2004
                                   By:  /s/ John Carroll
                                      ------------------------------------------
                                   Name:    John Carroll
                                   Title:   Director

                                INDEX TO EXHIBITS
                                -----------------




                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------
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99.1                      Computational Materials,                (E)
                          Collateral Term Sheets and
                          Structural Term Sheets
                          prepared by Barclays Capital
                          Inc. in connection with
                          certain classes of the
                          Securitized Asset Backed
                          Receivables LLC Trust
                          2004-OP2, Mortgage
                          Pass-Through Certificates,
                          Series 2004-OP2.
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